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Exhibit 23.2

[PRICEWATERHOUSECOOPERS LETTERHEAD]

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Form F-4 of our report, dated November 28, 2003, relating to the financial statements of Ship Finance International Limited, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers

Hamilton, Bermuda
May 13, 2004

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS